EXHIBIT 10.8

                         REPUBLIC OF MADAGASCAR

MINISTRY OF ENERGY
AND MINES
General Secretariat
General Administration
Inter-Regional Administration
Antsiranana

                              JOINT VENTURE PERMIT
                           NO. 010-98/MEM/SG/DG/DIR.D

THE INTER-REGIONAL DIRECTOR OF ENERGY AND MINES FOR ANTSIRANANA

In view of the Constitution of September 18, 1992;

In view of Constitutional Law No. 95-001 of October 13, 1995 which revised Sections 56, 61, 74, 75,90,91 and 94 of the Constitution of September 18, 1992;

In view of Law No. 95-016 of August 09, 1995 concerning the Mining Code;

In view of Government Order No. 1326/94/MEM/SG/DG/DMI/SMI of July 25, 1994 setting forth the conditions of validity for Joint Venture Agreements;

In view of the Joint Venture Agreement dated April 01, 1998;

                                     BETWEEN

Ms. Eva Vanessa ZAFIMAHOVA

Holder of Type I Mining Permit No. V 32-005 of August 06, 1996 which is valid for the mining of CORUNDUM / SAPPHIRES

Signatory:

Ms. Eva Vanessa ZAFIMAHOVA

Holder of Identity Card No. 213-012-004-649 issued on 29/12/98 at Farafangana

Residing at: Villa des Bananiers Lot II M Farango, Analamahitsy;

                                   AND

ADAM MINING COMPANY LTD. - "ADAMCO"

Signatory:

Mr. Jean-Louis RABEHARISOA

Holder of National Identity Card No: 101 221 059 824 issued on May 18, 1995 at Antananarivo II

Residing at: Lot VX 9 a) Andrefandrova Antananarivo 101

                         THE FOLLOWING HAS BEEN DECIDED:

ARTICLE ONE:

ADAM MINING COMPANY LTD. - "ADAMCO" is hereby authorized to mine in the mining perimeters which carry the below cited numbers and references:

            XV                                  YV
          708.750                            1466.250
          708.250                            1463.750

In association with
Ms. Eva Vanessa ZAFIMAHOVA

within the context of a joint venture pursuant to the provisions of Section 43 of Law No. 95-016 of August 09, 1995 concerning the Mining Code.

ARTICLE TWO: Both parties are subject to the obligations set forth in the current legislation as well as the procedures set forth in their joint venture agreement.

ARTICLE THREE: This authorization is hereby granted for the validity period of the permit(s) and where applicable for the validity period of any renewal(s) by way of tacit agreement.

ARTICLE FOUR: The Director for Mines and the Inter-Regional Director for the Ministry of Energy and Mines of ANTANANARIVO are each responsible for the performance of this permit which will be officially registered and distributed as required.

                        Prepared in Antsiranana, April 24,1998
                        (Signatures and Official stamps)

                             REPUBLIC OF MADAGASCAR

MINISTRY OF ENERGY
AND MINES
General Secretariat
General Administration
Inter-Regional Administration
Antsiranana

                              JOINT VENTURE PERMIT
                           NO. 011-98/MEM/SG/DG/DIR.D

THE INTER-REGIONAL DIRECTOR OF ENERGY AND MINES FOR ANTSIRANANA

In view of the Constitution of September 18, 1992;

In view of Constitutional Law No. 95-001 of October 13, 1995 which revised Sections 56, 61, 74, 75,90,91 and 94 of the Constitution of September 18, 1992;

In view of Law No. 95-016 of August 09, 1995 concerning the Mining Code;

In view of Government Order No. 1326/94/MEM/SG/DG/DMI/SMI of July 25, 1994 setting forth the conditions of validity for Joint Venture Agreements;

In view of the Joint Venture Agreement dated April 01, 1998;

                                     BETWEEN

Mr. Christophe SUZANNAH

Holder of Type I Mining Permit No. U32/V32-002 of April 01, 1996 which is valid for the mining of CORUNDUM / GARNET

Signatory:
Mr. Christophe SUZANNAH

Holder of Identity Card No. 213-011-008-929 issued on 05/10/95 at Farafangana Residing at: Lot 042 D Ambohibao, Antehiroka, Antananarivo 101

                                       AND

ADAM MINING COMPANY LTD. - "ADAMCO"

Signatory:
Mr. Jean-Louis RABEHARISOA
Holder of National Identity Card No: 101 221 059 824 issued on May 18, 1995 at Antananarivo II

Residing at: Lot VX 9 a) Andrefandrova Antananarivo 101

                      THE FOLLOWING HAS BEEN DECIDED:

ARTICLE ONE:

ADAM MINING COMPANY LTD. - "ADAMCO" is hereby authorized to mine in the mining perimeters which carry the below cited numbers and references:

           XV                                   YV
          706.250                            1461.250

In association with
Mr. Christophe SUZANNAH

within the context of a joint venture pursuant to the provisions of Section 43 of Law No. 95-016 of August 09, 1995 concerning the Mining Code.

ARTICLE TWO: Both parties are subject to the obligations set forth in the current legislation as well as the procedures set forth in their joint venture agreement.

ARTICLE THREE: This authorization is hereby granted for the validity period of the permit(s) and where applicable for the validity period of any renewal(s) by way of tacit agreement.

ARTICLE FOUR: The Director for Mines and the Inter-Regional Director for the Ministry of Energy and Mines of ANTANANARIVO are each responsible for the performance of this permit which will be officially registered and distributed as required.

                     Prepared in Antsiranana, April 24,1998
                        (Signatures and Official stamps)


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